SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 April 23, 1997



                                  biosys, inc.

             (Exact name of registrant as specified in its charter)



   Delaware                           0-19819                  94-2878645
(State or other jurisdiction of (Commission file number)     (I.R.S. Employer
incorporation or organization)                              Identification No.)



10150 Old Columbia Road, Columbia, Maryland                      21046
(Address of principal executive offices)                       (Zip Code)


                                  410-381-3800
              (Registrant's telephone number, including area code)





                      This Current Report contains 9 pages.

Item 5.  Other Events

         On March 24, 1997, biosys, inc. and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively the "Debtors"), filed a Monthly Operating Report for the month and year ended December 31, 1996 with the United States Bankruptcy Court for the District of Maryland (the "Bankruptcy Court").

         On April 23, 1997, the Debtors filed a Monthly Operating Report for the month ended January 31, 1997 with the Bankruptcy Court.

         Included in the Monthly Operating Reports filed with the Bankruptcy Court are unaudited condensed consolidated balance sheets and statements of operations for the Debtors for the respective reporting periods. Annexed hereto are the unaudited condensed consolidated balance sheets and statements of operations for the months ended December 31, 1996 and January 31, 1997, and the year ended December 31, 1996, and the notes thereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           biosys, inc.



Date:    April 24, 1997                    By:      /s/   Michael R.N. Thomas
                                                    -------------------------
Michael R.N. Thomas
                                                    Vice President, Chief
                                                      Financial Officer and
                                                      Secretary/Treasurer


                         biosys, inc. and Subsidiaries
                 Unaudited Condensed Consolidated Balance Sheet
                                December 31, 1996



                                            (CGI)          Total                                   Total Company
                             biosys          Crop           U.S.           BCS           Elim          Consol
                         -----------------------------------------------------------------------------------------

Current Assets:

Cash and Equivalents            475,701         19,173        494,874        378,239                      873,113
Short Term Investment            88,237              0         88,237              0                       88,237
                         -----------------------------------------------------------------------------------------

Total Cash & S.T.Inv.           563,938         19,173        583,111        378,239             0        961,350

Accounts Receivable - Trade     658,597        389,794      1,048,391      1,323,993                    2,372,384
Accounts Receivable - Other      (4,776)        (4,195)        (8,971)                                     (8,971)
Inventories                   2,153,041        449,907      2,602,948      1,058,741                    3,661,689
Deposits/Prepaids               459,225         11,202        470,427         27,088                      497,515
Investment in Sub and JV      1,616,858              0      1,616,858              0     1,493,623        123,235
Intercompany BCS                575,687         14,570        590,257       (590,257)                           0
Intercompany CGI             (2,456,187)     2,456,187              0              0                            0
                         -----------------------------------------------------------------------------------------

Total Current Assets          3,566,383      3,336,638      6,903,021      2,197,804     1,493,623      7,607,202

Property & Equipment:

Machinery & Equipment         7,175,135      2,636,985      9,812,120      1,649,493                   11,461,613
Furniture and Fixtures          494,579              0        494,579        113,821                      608,400
Leasehold Improvements          939,365      2,999,785      3,939,150        162,260                    4,101,410
                         -----------------------------------------------------------------------------------------

Subtotal: Prop. & Equipment   8,609,078      5,636,770     14,245,848      1,925,574             0     16,171,422
Less: Acc. Dep.              (4,659,281)    (4,390,140)    (9,049,421)    (1,005,082)                 (10,054,503)
                         -----------------------------------------------------------------------------------------

Property & Equip.- Net        3,949,797      1,246,630      5,196,427        920,492             0      6,116,919

Intangible Assets               380,000              0        380,000                                     380,000
Other assets                    453,164              0        453,164                                     453,164
                         -----------------------------------------------------------------------------------------

Total Other Assets              833,164              0        833,164              0             0        833,164

Total Assets                  8,349,344      4,583,268     12,932,612      3,118,296     1,493,623     14,557,285
                         =========================================================================================

Liabilities:

Accounts Payable-Trade          115,973                       115,973      2,396,274                    2,512,247
Accrued Expenses                880,568         82,024        962,592                                     962,592
Deferred Revenue                214,105                       214,105                                     214,105
Accrued Compensation            120,129                       120,129                                     120,129
                         -----------------------------------------------------------------------------------------

Total Current Liabilities     1,330,775         82,024      1,412,799      2,396,274             0      3,809,073

Prepetition liabilities:
Imperial Debt                 3,561,842                     3,561,842                                   3,561,842
Accounts Payable              5,431,697         52,273      5,483,970                                   5,483,970
Accrued Expenses                798,487        603,507      1,401,994                                   1,401,994
Accrued Compensation            304,778                       304,778                                     304,778
Long-term Debt                1,394,982      2,449,086      3,844,068                                   3,844,068
                         -----------------------------------------------------------------------------------------

Total Prepetition Liabilities11,491,786      3,104,866     14,596,652              0             0     14,596,652

Total Liabilities            12,822,561      3,186,890     16,009,451      2,396,274             0     18,405,725

Shareholders' Equity:

Common Stock                    477,549                       477,549                                     477,549
Paid in Capital              81,216,945     64,965,951    146,182,896                                 146,182,896
1/1/96 Deficit              (63,361,480)   (64,168,829)  (127,530,309)    (1,062,576)                (128,592,885)
Current Year Income/(Loss)  (22,806,231)       599,256    (22,206,975)       292,417                  (21,914,558)
BCS Equity at 4/30/93                                0              0      1,493,623     1,493,623              0
CTA                                                  0              0         (1,442)                      (1,442)
                         -----------------------------------------------------------------------------------------

Total Equity                 (4,473,217)     1,396,378     (3,076,839)       722,022     1,493,623     (3,848,440)

Total Liabil. & Equity        8,349,344      4,583,268     12,932,612      3,118,296     1,493,623     14,557,285
                         =========================================================================================


See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                      For the Month Ended December 31, 1996



                                            (CGI)          Total                                   Total Company
                             biosys          Crop           U.S.           BCS           Elim          Consol
                         -----------------------------------------------------------------------------------------

Revenues:

Nematodes                        31,896                        31,896                                      31,896
AgriSense                       464,806                       464,806                                     464,806
IVP                              98,646                        98,646                                      98,646
Kleentek                                                            0                                           0
AZDCN                            46,400                        46,400                                      46,400
Contract Manufacturing          108,920                       108,920                                     108,920
Contract R & D                   64,584                        64,584                                      64,584
BCS                                                                 0        485,808         2,266        483,542
Sales to CGI                          0                             0                                           0
Sales to BCS                          0                             0                                           0
                         -----------------------------------------------------------------------------------------

Gross Sales                     815,252              0        815,252        485,808         2,266      1,298,794
External Sales                  815,252              0        815,252

Cash Discounts                  (17,479)                      (17,479)                                    (17,479)
Sales Returns                  (126,120)                     (126,120)             0             0       (126,120)
                         -----------------------------------------------------------------------------------------


Net Sales                       671,653              0        671,653        485,808         2,266      1,155,195
External Net Sales              671,653              0        671,653

COGS Product                    436,261         10,111        446,372         78,077         2,266        522,183
COGS Contract Mfg.               58,817                        58,817                                      58,817
COGS - Sales to BCS                   0                             0                                           0
Over/Under Absorption           596,425                       596,425                                     596,425
Product Freight Out              22,117                        22,117                                      22,117
PPV / Material Variance           3,266                         3,266                                       3,266
                         -----------------------------------------------------------------------------------------

Total Cost of Goods           1,116,886         10,111      1,126,997         78,077         2,266      1,202,808
External Cost of Goods        1,116,886         10,111      1,126,997

Gross Profit                   (445,233)       (10,111)      (455,344)       407,731             0        (47,613)
External Gross Profit          (445,233)       (10,111)      (455,344)

Operating Expenses:

Marketing/Sales                 119,565                       119,565         55,689                      175,254
Research & Dev.                 328,633                       328,633                                     328,633
Field mgmt. - Kleentek                          45,086         45,086                                      45,086
Product Development             101,672                       101,672         13,464                      115,136
G&A                             225,153                       225,153        306,770                      531,923
                         -----------------------------------------------------------------------------------------

Total Oper. Expenses            775,023         45,086        820,109        375,923             0      1,196,032
                         -----------------------------------------------------------------------------------------

Income/(Loss) Oper.          (1,220,256)       (55,197)    (1,275,453)        31,808             0     (1,243,645)

Other Income & Expenses:

Misc. Income                    (14,856)         6,366         (8,490)                                     (8,490)
Interest Income                       0              0              0                                           0
Interest Expense                 (7,075)       (18,833)       (25,908)         6,908                      (19,000)
Reorganization costs           (297,302)             0       (297,302)                                   (297,302)
Merger costs                   (100,000)         2,946        (97,054)
Write Off of Goodwill - Agrid(3,874,702)             0     (3,874,702)                                 (3,874,702)
Transaction Gain/Loss                 0              0              0         (2,895)                      (2,895)
                         -----------------------------------------------------------------------------------------

Total Other Expenses         (4,293,935)        (9,521)    (4,303,456)         4,013             0     (4,299,443)
                         -----------------------------------------------------------------------------------------

Net Income/(Loss)            (5,514,191)       (64,718)    (5,578,909)        35,821             0     (5,543,088)
                         =========================================================================================

See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 1996



                                                 (CGI)           Total                                       Total Company
                                biosys           Crop            U.S.             BCS            Elim            Consol
                            -------------------------------------------------------------------------------------------------

Revenues:

Nematodes                         3,550,066                       3,550,066                                        3,550,066
AgriSense                         3,348,799                       3,348,799                                        3,348,799
IVP                                 102,822         548,301         651,123                                          651,123
Kleentek                                          2,038,152       2,038,152                                        2,038,152
AZDCN                               838,643                         838,643                                          838,643
Contract Manufacturing            3,015,337                       3,015,337                                        3,015,337
Contract R & D                      903,155                         903,155                                          903,155
BCS                                                                       0      10,670,325         537,655       10,132,670
Sales to CGI                              0                               0                                                0
Sales to BCS                      1,942,281                       1,942,281                       1,942,281                0
                            -------------------------------------------------------------------------------------------------

Gross Sales                      13,701,103       2,586,453      16,287,556      10,670,325       2,479,936       24,477,945
External Sales                   11,758,822       2,586,453      14,345,275

Cash Discounts                     (187,577)                       (187,577)                                        (187,577)
Sales Returns                      (540,753)           (504)       (541,257)              0               0         (541,257)
                            -------------------------------------------------------------------------------------------------


Net Sales                        12,972,773       2,585,949      15,558,722      10,670,325       2,479,936       23,749,111
External Net Sales               11,030,492       2,585,949      13,616,441

COGS Product                      6,522,046       1,177,621       7,699,667       7,402,490         582,903       14,519,254
COGS Contract Mfg.                1,628,014                       1,628,014                                        1,628,014
COGS - Sales to BCS               1,897,033                       1,897,033                       1,897,033                0
Over/Under Absorption             3,986,849                       3,986,849                                        3,986,849
Product Freight Out                 485,146                         485,146                                          485,146
PPV / Material Variance             225,355                         225,355                                          225,355
                            -------------------------------------------------------------------------------------------------

Total Cost of Goods              14,744,443       1,177,621      15,922,064       7,402,490       2,479,936       20,844,618
External Cost of Goods           12,847,410       1,177,621      14,025,031

Gross Profit                     (1,771,670)      1,408,328        (363,342)      3,267,835               0        2,904,493
External Gross Profit            (1,816,918)      1,408,328        (408,590)

Operating Expenses:

Marketing/Sales                   2,010,766                       2,010,766       1,097,015                        3,107,781
Research & Dev.                   3,260,528                       3,260,528                                        3,260,528
Field mgmt. - Kleentek                              740,956         740,956                                          740,956
Product Development               1,285,775                       1,285,775         397,431                        1,683,206
G&A                               2,493,696                       2,493,696       1,233,428                        3,727,124
                            -------------------------------------------------------------------------------------------------

Total Oper. Expenses              9,050,765         740,956       9,791,721       2,727,874               0       12,519,595
                            -------------------------------------------------------------------------------------------------

Income/(Loss) Oper.             (10,822,435)        667,372     (10,155,063)        539,961               0       (9,615,102)

Other Income & Expenses:

Misc. Income                         11,032           9,008          20,040                                           20,040
Interest Income                      28,661             252          28,913                                           28,913
Interest Expense                   (952,035)       (230,322)     (1,182,357)       (209,134)                      (1,391,491)
Reorganization costs               (888,968)              0        (888,968)                                        (888,968)
Merger costs                       (307,784)        152,946        (154,838)
Write Off of Goodwill - Agridyne (9,874,702)              0      (9,874,702)                                      (9,874,702)
Transaction Gain/Loss                     0               0               0         (38,410)                         (38,410)
                            -------------------------------------------------------------------------------------------------

Total Other Expenses            (11,983,796)        (68,116)    (12,051,912)       (247,544)              0      (12,299,456)
                            -------------------------------------------------------------------------------------------------

Net Income/(Loss)               (22,806,231)        599,256     (22,206,975)        292,417               0      (21,914,558)
                            =================================================================================================



See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
                 Unaudited Condensed Consolidated Balance Sheet
                                January 31, 1997



                                             (CGI)           Total                                     Total Company
                              biosys          Crop           U.S.            BCS            Elim          Consol
                          --------------------------------------------------------------------------------------------

Current Assets:

Cash and Equivalents           6,780,145         14,936       6,795,081                                     6,795,081
Restricted Cash                1,009,774                      1,009,774                                     1,009,774
Short Term Investment             88,237                         88,237                                        88,237
                          --------------------------------------------------------------------------------------------

Total Cash & S.T.Inv.          7,878,156         14,936       7,893,092              0              0       7,893,092

Accounts Receivable - Trade      484,428        120,263         604,691                                       604,691
Accounts Receivable - Other       (2,259)        (1,391)         (3,650)                                       (3,650)
Inventories                                                           0                                             0
Prepaids                         148,593                        148,593                                       148,593
Investment in JV                 123,235                        123,235                                       123,235
Intercompany BCS                                                      0                                             0
Intercompany CGI              (4,404,772)     4,404,772               0                                             0
                          --------------------------------------------------------------------------------------------

Total Current Assets           4,227,381      4,538,580       8,765,961              0              0       8,765,961

Property & Equipment:

Property & Equipment                                                  0                                             0
Less: Acc. Dep.                                                       0                                             0
                          --------------------------------------------------------------------------------------------

Property & Equip.- Net                 0              0               0              0              0               0

Intangible Assets                                                     0                                             0
Other assets                     460,802         11,202         472,004                                       472,004
                          --------------------------------------------------------------------------------------------

Total Other Assets               460,802         11,202         472,004                             0         472,004

Total Assets                   4,688,183      4,549,782       9,237,965              0              0       9,237,965
                          ============================================================================================


Liabilities:

Accounts Payable-Trade            83,585                         83,585                                        83,585
Accrued Expenses                 823,691         72,700         896,391                                       896,391
Deferred Revenue                                                      0                                             0
Accrued Compensation              63,632                         63,632                                        63,632
                          --------------------------------------------------------------------------------------------

Total Current Liabilities        970,908         72,700       1,043,608              0              0       1,043,608

Prepetition liabilities:
Imperial Debt                     41,361                         41,361                                        41,361
Accounts Payable               3,527,832         52,273       3,580,105                                     3,580,105
Accrued Expenses                 714,614        260,999         975,613                                       975,613
Accrued Compensation             211,744        341,276         553,020                                       553,020
Long-term Debt                 1,394,982      2,449,087       3,844,069                                     3,844,069
                          --------------------------------------------------------------------------------------------

Total Prepetition Liabilities  5,890,533      3,103,635       8,994,168                             0       8,994,168

Total Liabilities              6,861,441      3,176,335      10,037,776              0              0      10,037,776

Shareholders' Equity:

Common Stock                     477,549                        477,549                                       477,549
Paid in Capital               81,216,945     64,965,951     146,182,896                                   146,182,896
1/1/97 Deficit               (86,167,711)   (63,569,574)   (149,737,285)                                 (149,737,285)
Current Year Income/(Loss)     2,299,959        (22,930)      2,277,029                                     2,277,029
BCS Equity at 4/30/93                                                 0                                             0
CTA                                                                   0                                             0
                          --------------------------------------------------------------------------------------------

Total Equity                  (2,173,258)     1,373,447        (799,811)             0              0        (799,811)

Total Liabil. & Equity         4,688,183      4,549,782       9,237,965              0              0       9,237,965
                          ============================================================================================


See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                      For the Month Ended January 31, 1997



                                             (CGI)           Total                                     Total Company
                              biosys          Crop           U.S.            BCS            Elim          Consol
                          --------------------------------------------------------------------------------------------


Revenues:

Product                          275,508                        275,508                                       275,508
Kleentek                                                              0                                             0
BCS                                                                   0        149,824          3,880         145,944
Intercompany                                                          0                                             0
                          --------------------------------------------------------------------------------------------

Gross Sales                      275,508              0         275,508        149,824          3,880         421,452

Cash Discounts                   (15,906)                       (15,906)                                      (15,906)
Sales Returns                    (18,000)                       (18,000)                                      (18,000)
                          --------------------------------------------------------------------------------------------


Net Sales                        241,602              0         241,602        149,824          3,880         387,546

COGS Product                     241,159                        241,159        170,398          3,880         407,677
COGS Kleentek                                                         0                                             0
                          --------------------------------------------------------------------------------------------

Total Cost of Goods              241,159              0         241,159        170,398          3,880         407,677

Gross Profit                         443              0             443        (20,574)             0         (20,131)

Operating Expenses               520,437         19,180         539,617        118,223              0         657,840
                          --------------------------------------------------------------------------------------------

Income/(Loss) Oper.             (519,994)       (19,180)       (539,174)      (138,797)             0        (677,971)

Other Income & Expenses:

Misc. Income                       8,450                          8,450                                         8,450
Interest Income                   16,245                         16,245                                        16,245
Interest Expense                 (23,368)                       (23,368)                                      (23,368)
Reorganization costs              (8,323)        (3,750)        (12,073)                                      (12,073)
Gain on sale of assets         2,826,949                      2,826,949        135,072                      2,962,021
Write Off of Goodwill - Agridyne       0                              0                                             0
Transaction Gain/Loss                  0                              0          3,725                          3,725
                          --------------------------------------------------------------------------------------------

Total Other Expenses           2,819,953         (3,750)      2,816,203        138,797              0       2,955,000
                          --------------------------------------------------------------------------------------------

Net Income/(Loss)              2,299,959        (22,930)      2,277,029              0              0       2,277,029
                          ============================================================================================



See accompanying notes to unaudited condensed consolidated financial statements

         Notes to Unaudited Condensed Consolidated Financial Statements



1. biosys, inc. (the "Company") and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively, the "Debtors"), filed for bankruptcy under Chapter 11 of the Bankruptcy Code on September 27, 1996, and are operating as debtors-in-possession pursuant to the federal bankruptcy laws. On January 17, 1997, the Debtors sold substantially all of their assets to Thermo Trilogy Corporation. The Debtors ceased the manufacture and sale of commercial products concurrent with this sale of assets. The proceeds of the Debtors' sale of assets will be distributed to the Debtors' creditors in accordance with the priorities established under the bankruptcy laws and the Debtors do not expect that there will be any funds remaining for the Debtor's equity holders, whether preferred or common, after distribution to secured creditors, administrative and priority claimants, and unsecured creditors.

2. The accompanying unaudited condensed consolidated financial statements have been prepared using the historical cost basis of accounting. Any necessary adjustments to the historical cost basis due to the Debtors bankruptcy as described in note 1. above, including the application of the liquidation basis of accounting, have not been considered in the preparation of the unaudited condensed consolidated financial statements. These adjustments, if any, could be material to the Debtors' consolidated financial statements.

3. The accompanying unaudited condensed consolidated financial statements do not reflect all of the claims asserted against the Debtors by purported creditors in their bankruptcy cases, the allowance and/or priority of which the Debtors may challenge.

4. In light of the Company's status as a debtor-in-possession and the sale of substantially all the Debtors' assets on January 17, 1997, the Company has determined to cease filing periodic reports under Section 13(a) of the Securities Exchange Act of 1934. Rather, the Company has determined to file under cover of Form 8-K with the Securities and Exchange Commission (the "Commission") copies of all financial reports that the Debtors are required to file with the Bankruptcy Court and the United States Trustee and to report under cover of Form 8-K material developments relating to the distribution to creditors of amounts realized from the sale of the Debtors' assets, including the aggregate amounts and completion of such distributions. The Company currently has pending before the staff of the Commission a request not to recommend enforcement action to the Commission for the Company's implementation of the above modified reporting procedures in lieu of continued compliance with
Section 13(a) of the Securities Exchange Act. No formal response has been received from the staff of the Commission relative to the Company's request.